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                                                             January 1, 2001
 FUND PROFILE
T. ROWE PRICE
New America Growth Fund

 A stock fund seeking long-term capital appreciation through investments in companies believed by T. Rowe Price to be in the fast-growing sectors that define the "new America."
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What is the fund's objective?

   To achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.


 What is the fund's principal investment strategy?

   We invest primarily (at least 65% of total assets) in common stocks of U.S. companies that operate in those sectors of the economy identified at any given time by T. Rowe Price as the fastest growing or having the greatest growth potential. In recent years, the U.S. economy has evolved rapidly, primarily because of the application of new technologies and scientific advances. Fast-growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to gross domestic product from year to year. In recent years, for example, such sectors have included technology and telecommunications, but others may supplement or replace these at any time.

   Holdings range from large-cap to small companies. In selecting stocks, we look for many characteristics, including but not limited to:

  . earning growth rates that generally exceed that of the average company in the S&P 500 Stock Index;

  . favorable company fundamentals, such as a strong balance sheet, sound business strategy, and promising competitive positioning;

  . effective management; and

  . stock valuations, such as price/earnings or price/cash flow ratios, that seem reasonable relative to the company's prospects.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or eco-
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FUND PROFILE
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   nomic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   The fund may entail above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends. Generally, stocks of companies in rapidly evolving - and often highly competitive - industries are subject to significant price swings. Since investors buy these stocks because of their expected superior earnings growth, earnings disappointments, even small ones, can result in sharp price declines. Changes in investor psychology from positive to negative can also cause growth stocks to lose value because of the high valuations they typically carry. The level of risk will be increased if the fund has significant exposure to small-company stocks, which tend to be more volatile than large-company stocks because of their limited product lines, markets, or financial resources. In addition, picking long-term winners in the early stages of developing new industries is very difficult. Promising new fields tend to attract a great deal of competition and capital investment, and the increasingly fast pace of technological change can render an established company's products and services obsolete virtually overnight.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek long-term appreciation and can accept the potentially higher volatility of growth stocks, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.
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FUND PROFILE
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   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

LOGO

                      Calendar Year Total Returns
  "90"    "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"    "99"
 -----------------------------------------------------------------------
 -12.24  61.95  9.89   17.44  -7.43  44.31  20.01  21.10  17.89   12.76
 -----------------------------------------------------------------------


          Quarter ended              Total return

 Best quarter     12/31/98                27.69%

 Worst quarter    9/30/90                -25.21%


 Table 1  Average Annual Total Returns
                                     Periods ended 12/31/2000
                                 1 year      5 years       10 years
 ---------------------------------------------------------------------
  New America Growth Fund          -10.53%       11.57%        17.05%

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  S&P 500 Stock Index               -9.11        18.33         17.46
  Lipper Growth Funds Average       -7.61        16.63         16.38
 ---------------------------------------------------------------------
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FUND PROFILE
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 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.67%/ // /
  Other expenses                                           0.27%
  Total annual fund operating                              0.94%/ // /
  expenses
 -------------------------------------------------------------------------------------


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

   1 year       3 years       5 years        10 years
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
     $96          $300          $520          $1,155
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



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Marc L. Baylin manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 2000. He has been a member of the committee since 1997. He joined T. Rowe Price in 1993 as an analyst and has been managing investments since 1997.
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FUND PROFILE
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 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
 RPS F60-035
 T. Rowe Price Investment Services, Inc., Distributor
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